Exhibit 10.2

AMENDMENT NO. 1 TO
SERIES A COMMON STOCK PURCHASE WARRANT

This AMENDMENT NO. 1 TO SERIES A COMMON STOCK PURCHASE WARRANT (this “Amendment”) is entered into as of February [ ], 2024, by and between Hepion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and (the “Holder”).

WHEREAS, the Holder is the holder of a Series A Common Stock Purchase Warrant, issued as of October 3, 2023, to purchase 980,393 shares of common stock of the Company, par value $0.0001 per share (the “Original Warrant”);

WHEREAS, pursuant to Section 5(l) of the Original Warrant, the Original Warrant may be modified or amended or the provisions thereof waived with the written consent of the Company and the Holder; and

WHEREAS, the Company and the Holder desire to amend the Original Warrant as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Holder hereby agree as follows:

1.           Amendment to “Exercise Price”. Section 2(b) is hereby amended and restated in its entirety as follows:

“b)         Exercise Price.  The exercise price per share of Common Stock under this Warrant shall be $1.91, subject to adjustment hereunder (the “Exercise Price”).”

2.           Amendment to Termination Date.  The defined term “Termination Date” is hereby defined to mean on or prior to 5:00 p.m. (New York City time) on [ ], 2029.

3.           No Further Amendment. Except as amended by this Amendment, the Original Warrant remains unaltered and shall remain in full force and effect.

4.           Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of that certain Securities Purchase Agreement dated as of September 28, 2023, as amended, between the Company and the Holder.

5.           Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Signatures delivered by facsimile, electronic mail (including as a PDF file) or other transmission method shall be deemed to be original signatures, shall be valid and binding, and, upon delivery, shall constitute due execution of this Amendment.

(Signature page follows)

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Amendment to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMPANY:

HEPION PHARMACEUTICALS, INC.

By:
Name:
Title:

HOLDER:

By:

By:
Name:
Title: